Exhibit 10.02(a)


                                 AMENDMENT NO. 1
                                       TO
                    AMENDED AND RESTATED MANAGEMENT AGREEMENT


               WHEREAS, MORGAN STANLEY SPECTRUM SELECT L.P., a Delaware limited partnership (the "Partnership"), DEMETER MANAGEMENT CORPORATION, a Delaware corporation (the "General Partner"), and EMC CAPITAL MANAGEMENT, INC., an Illinois corporation (the "Trading Advisor"), have agreed to amend the Amended and Restated Management Agreement, dated as of the 1st day of June, 1998 (the "Management Agreement"), among the Partnership, the General Partner, and the Trading Advisor, to reduce the monthly management fee payable to the Trading Advisor and to increase the monthly incentive fee payable to the Trading Advisor.

               WHEREAS, all provisions contained in the Management Agreement remain in full force and effect and are modified only to the extent necessary to provide for the amendments set forth below.

               NOW, THEREFORE, the parties hereto hereby amend the Management Agreement as follows:

               1. The monthly management fee equal to 1/4 of 1% (a 3% annual rate) of the "Net Assets" of the Partnership allocated to the Trading Advisor in
Section 6(a)(i) of the Management Agreement is hereby changed to a monthly management fee equal to 5/24 of 1% (a 2.5% annual rate) of the "Net Assets" of the Partnership allocated to the Trading Advisor.

               2. The monthly incentive fee equal to 15% of the "Trading Profits" in Section 6(a)(ii) of the Management Agreement is hereby changed to a monthly incentive fee equal to 17.5% of the "Trading Profits".

               3. The foregoing amendments shall take effect as of the 1st day of November, 2006.

               4. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same agreement.

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               IN WITNESS WHEREOF, this Amendment to the Management Agreement has been executed for and on behalf of the undersigned as of the 3rd day of October 2006.


                                    MORGAN STANLEY SPECTRUM SELECT L.P.

                                    By:  Demeter Management Corporation,
                                              General Partner


                                    By:     /s/ Walter Davis
                                         ---------------------------------------
                                         Name:     Walter Davis
                                         Title:    President



                                    DEMETER MANAGEMENT CORPORATION


                                    By:     /s/ Walter Davis
                                         ---------------------------------------
                                         Name:     Walter Davis
                                         Title:    President



                                    EMC CAPITAL MANAGEMENT, INC.


                                    By:     /s/ Elizabeth Cheval
                                         ---------------------------------------
                                         Name:     Elizabeth Cheval
                                         Title:    Chairman